UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 16, 2014

Date of Report (Date of earliest event reported)

Xterra Building Systems, Inc.

(fka Innovate Building Systems, Inc.)

(Exact Name of Registrant as Specified in Charter)

FLORIDA	000-54757	20-8926549
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7830 Inishmore Dr., Indianapolis, IN

46214

(Address of Principal Executive Offices) (Zip Code)

(317) 652-30773

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation

On September 17, 2014, the Company filed articles of amendment with the Florida Division of Corporations to change its name from Innovate Building Systems, Inc. to Xterra Building Systems, Inc.  The name change and new symbol of “XTRR” were deemed effective by FINRA as of September 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATE BUILDING SYSTEMS, INC.

Dated: October 16, 2014	/s/ David Cupp
David Cupp,
Principal Executive Officer, Principal Accounting Officer,
Chief Financial Officer, Secretary, Chairman of the Board